UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2011
MARINE PETROLEUM TRUST
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-08565 (Commission File No.)	75-6008017 (IRS Employer Identification No.)

c/o The Corporate Trustee:U.S. Trust, Bank of America Private Wealth Management P.O. Box 830650, Dallas, Texas (Address of principal executive offices)	75283-0650 (Zip Code)
Registrant’s telephone number, including area code: (800) 985-0794
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On August 19, 2011, Marine Petroleum Trust issued a press release announcing its quarterly cash distribution to unitholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2. of Form 8-K, the information contained herein shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 19, 2011, issued by Marine Petroleum Trust

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE PETROLEUM TRUST
Date: August 19, 2011	By:	U.S. Trust, Bank of America Private
Wealth Management, in its capacity as
trustee of Marine Petroleum Trust and not in its individual capacity or otherwise

	By:	/s/ Ron E. Hooper
Ron E. Hooper
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated August 19, 2011, issued by Marine Petroleum Trust